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                                                                   Exhibit 10.16

           VIKO TECHNOLOGY, INC. & AUTOMATED TECHNOLOGY (PHIL.) INC.

                            INDEMNIFICATION AGREEMENT

      This Indemnification Agreement ("Agreement") is effective as of ________ by and between Viko Technology, Inc., a California corporation ("Viko"), Automated Technology (Phil.) Inc., a company incorporated in the Philippines ("ATEC" and, together with Viko, the "Companies"), and ___________________ ("Indemnitee").

      WHEREAS, each of the Companies is a wholly owned subsidiary of Infiniti Solutions Ltd., a company incorporated in Singapore (the "Parent Company");

      WHEREAS, the indemnitee is a [director / officer] of the Parent Company, and decisions made by the Parent Company are carried out by, and are for the benefit of, the Companies;

      WHEREAS, the Companies desire to attract and retain the services of highly qualified individuals, such as Indemnitee, to serve the Companies and their related entities, including without limitation the Parent Company;

      WHEREAS, in order to induce Indemnitee to continue to provide services to the Companies and their related entities, including without limitation the Parent Company, the Companies wish to provide for the indemnification of, and the advancement of expenses to, Indemnitee to the maximum extent permitted by California law;

      WHEREAS, the Companies and Indemnitee recognize the continued difficulty in obtaining liability insurance for the Companies', and their related entities', directors, officers, employees, agents and fiduciaries, the significant increases in the cost of such insurance and the general reductions in the coverage of such insurance;

      WHEREAS, the Companies and Indemnitee further recognize the substantial increase in corporate litigation in general, subjecting directors, officers, employees, agents and fiduciaries to expensive litigation risks at the same time as the availability and coverage of liability insurance has been severely limited; and

      WHEREAS, in view of the considerations set forth above, the Companies desire that Indemnitee shall be indemnified and advanced expenses by the Companies as set forth herein;

      NOW, THEREFORE, the Companies and Indemnitee hereby agree as set forth below.

      1. Certain Definitions.

            (a) "Change in Control" shall mean, and shall be deemed to have occurred if, on or after the date of this Agreement, (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the United States Securities Exchange Act of 1934, as amended, (the "Exchange Act")), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Parent Company acting in such capacity or a corporation owned directly or indirectly by the stockholders of the Parent Company in substantially the same proportions as their ownership of stock of the Parent Company, becomes the "beneficial owner" (as defined in Rule 13d-3 under

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said Exchange Act), directly or indirectly, of securities of the Parent Company representing more than 50% of the total voting power represented by the Parent Company's then outstanding Voting Securities, (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Parent Company and any new director whose election by the Board of Directors or nomination for election by the Parent Company's stockholders was approved by a vote of at least two thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof, or (iii) the stockholders of the Parent Company approve a merger or consolidation of the Parent Company with any other corporation, other than a merger or consolidation which would result in the Voting Securities of the Parent Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into Voting Securities of the surviving entity) at least a majority of the total voting power represented by the Voting Securities of the Parent Company or such surviving entity outstanding immediately after such merger or consolidation, or the stockholders of the Parent Company approve a plan of complete liquidation of the Parent Company or an agreement for the sale or disposition by the Parent Company of (in one transaction or a series of related transactions) all or substantially all of the Parent Company's assets.

            (b) "Claim" shall mean, with respect to a Covered Event, any threatened, pending or completed action, suit, proceeding or alternative dispute resolution mechanism, or any hearing, inquiry or investigation that Indemnitee in good faith believes might lead to the institution of any such action, suit, proceeding or alternative dispute resolution mechanism, whether civil, criminal, administrative, investigative or other.

            (c) "Covered Event" shall mean any event or occurrence related to the fact that Indemnitee is or was a director, officer, employee, agent or fiduciary of the Parent Company or any subsidiary of the Parent Company, or is or was serving at the request of the Parent Company as a director, officer, employee, agent or fiduciary of another corporation, partnership, joint venture, trust or other enterprise, or by reason of any action or inaction on the part of Indemnitee while serving in such capacity.

            (d) "Expenses" shall mean any and all expenses (including attorneys' fees and all other costs, expenses and obligations incurred in connection with investigating, defending, being a witness in or participating in (including on appeal), or preparing to defend, to be a witness in or to participate in, any action, suit, proceeding, alternative dispute resolution mechanism, hearing, inquiry or investigation), judgments, fines, penalties and amounts paid in settlement (if such settlement is approved in advance by the Parent Company, which approval shall not be unreasonably withheld), actually and reasonably incurred, of any Claim and any federal, state, local or foreign taxes imposed on the Indemnitee as a result of the actual or deemed receipt of any payments under this Agreement.

            (e) "Expense Advance" shall mean a payment to Indemnitee pursuant to
Section 3 of Expenses in advance of the settlement of or final judgment in any action, suit, proceeding or alternative dispute resolution mechanism, hearing, inquiry or investigation which constitutes a Claim.

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            (f) "Independent Legal Counsel" shall mean an attorney or firm of attorneys, selected in accordance with the provisions of Section 2(d) hereof, who shall not have otherwise performed services for the Parent Company or Indemnitee within the last three years (other than with respect to matters concerning the rights of Indemnitee under this Agreement, or of other indemnitees under similar indemnity agreements).

            (g) References to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on Indemnitee with respect to an employee benefit plan, and references to "serving at the request of the Parent Company" shall include any service as a director, officer, employee, agent or fiduciary of the Parent Company which imposes duties on, or involves services by, such director, officer, employee, agent or fiduciary with respect to an employee benefit plan, its participants or its beneficiaries.

            (h) References to the "Parent Company" shall include, in addition to Infiniti Solutions Ltd, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger to which Infiniti Solutions Ltd (or any of its wholly owned subsidiaries) is a party which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees, agents or fiduciaries, so that if Indemnitee is or was a director, officer, employee, agent or fiduciary of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee, agent or fiduciary of another corporation, partnership, joint venture, employee benefit plan, trust or other enterprise, Indemnitee shall stand in the same position under the provisions of this Agreement with respect to the resulting or surviving corporation as Indemnitee would have with respect to such constituent corporation if its separate existence had continued.

            (i) "Reviewing Party" shall mean, subject to the provisions of
Section 2(d), any person or body appointed by the Parent Company's Board of Directors in accordance with applicable law to review the Companies' obligations hereunder and under applicable law, which may include a member or members of the Parent Company's or Companies' boards of directors, Independent Legal Counsel or any other person or body not a party to the particular Claim for which Indemnitee is seeking indemnification.

            (j) "Section" refers to a section of this Agreement unless otherwise indicated.

            (k) "Voting Securities" shall mean any securities of the Parent Company that vote generally in the election of directors.

      2. Indemnification.

            (a) Indemnification of Expenses. Subject to the provisions of
Section 2(b) below, the Companies shall, jointly and severally, indemnify Indemnitee, together with Indemnitee's partners, affiliates, employees, agents and spouse and each person who controls any of them, for Expenses to the fullest extent permitted by California law if Indemnitee was or is or becomes a party to or witness or other participant in, or is threatened to be made a party to or witness or other participant in, any Claim (whether by reason of or arising in part out of a Covered Event), including all interest, assessments and other charges paid or payable in connection with or in respect of such Expenses.

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            (b) Review of Indemnification Obligations. Notwithstanding the
foregoing, in the event any Reviewing Party shall have determined (in a written opinion, in any case in which Independent Legal Counsel is the Reviewing Party) that Indemnitee is not entitled to be indemnified hereunder under applicable law, (i) the Companies shall have no further obligation under Section 2(a) to make any payments to Indemnitee not made prior to such determination by such Reviewing Party, and (ii) the Companies shall be entitled to be reimbursed by Indemnitee (who hereby agrees to reimburse the Companies) for all Expenses theretofore paid in indemnifying Indemnitee; provided, however, that if Indemnitee has commenced or thereafter commences legal proceedings in a court of competent jurisdiction to secure a determination that Indemnitee is entitled to be indemnified hereunder under applicable law, any determination made by any Reviewing Party that Indemnitee is not entitled to be indemnified hereunder under applicable law shall not be binding and Indemnitee shall not be required to reimburse the Companies for any Expenses theretofore paid in indemnifying Indemnitee until a final judicial determination is made with respect thereto (as to which all rights of appeal therefrom have been exhausted or lapsed). Indemnitee's obligation to reimburse the Companies for any Expenses shall be unsecured and no interest shall be charged thereon.

            (c) Indemnitee Rights on Unfavorable Determination, Binding Effect. If any Reviewing Party determines that Indemnitee substantively is not entitled to be indemnified hereunder in whole or in part under applicable law, Indemnitee shall have the right to commence litigation seeking an initial determination by the court or challenging any such determination by such Reviewing Party or any aspect thereof, including the legal or factual bases therefor, and, subject to the provisions of Section 15, the Companies hereby consent to service of process and to appear in any such proceeding. Absent such litigation, any determination by any Reviewing Party shall be conclusive and binding on the Companies and Indemnitee.

            (d) Selection of Reviewing Party; Change in Control. If there has not been a Change in Control, any Reviewing Party shall be selected by the Parent Company's Board of Directors, and if there has been such a Change in Control, any Reviewing Party with respect to all matters thereafter arising concerning the rights of Indemnitee to indemnification of Expenses under this Agreement or any other agreement or under the Companies' respective Articles of Incorporation or Bylaws (collectively, the "Charter Documents") as now or hereafter in effect, or under any other applicable law, if desired by Indemnitee, shall be Independent Legal Counsel selected by Indemnitee and approved by the Parent Company (which approval shall not be unreasonably withheld). Such counsel, among other things, shall render its written opinion to the Parent Company and Indemnitee as to whether and to what extent Indemnitee would be entitled to be indemnified hereunder under applicable law and the Companies agree to abide by such opinion. The Companies agree to pay the reasonable fees of the Independent Legal Counsel referred to above and to indemnify fully such counsel against any and all expenses (including attorneys' fees), claims, liabilities and damages arising out of or relating to this Agreement or its engagement pursuant hereto. Notwithstanding any other provision of this Agreement, the Companies shall not be required to pay Expenses of more than one Independent Legal Counsel in connection with all matters concerning a single Indemnitee, and such Independent Legal Counsel shall be the Independent Legal Counsel for any or all other Indemnitees unless (i) the Companies otherwise determine or (ii) any Indemnitee shall provide a written statement setting forth in detail a reasonable objection to such Independent Legal Counsel representing other Indemnitees.

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            (e) Mandatory Payment of Expenses. Notwithstanding any other provision of this Agreement other than Section 10 hereof, to the extent that Indemnitee has been successful on the merits or otherwise, including, without limitation, the dismissal of an action without prejudice, in defense of any Claim, Indemnitee shall be indemnified by the Companies, jointly and severally, against all Expenses incurred by Indemnitee in connection therewith.

      3. Expense Advances.

            (a) Obligation to Make Expense Advances. Upon receipt of a written undertaking by or on behalf of the Indemnitee to repay such amounts if it shall ultimately be determined that the Indemnitee is not entitled to be indemnified therefor by the Companies, the Companies shall make Expense Advances to Indemnitee for Expenses actually incurred by Indemnitee.

            (b) Form of Undertaking. Any written undertaking by the Indemnitee to repay any Expense Advances hereunder shall be unsecured and no interest shall be charged thereon.

            (c) Determination of Reasonable Expense Advances. The parties agree that for the purposes of any Expense Advance for which Indemnitee has made written demand to the Companies in accordance with this Agreement, all Expenses included in such Expense Advance that are certified by affidavit of Indemnitee's counsel as being reasonable shall be presumed conclusively to be reasonable.

      4. Procedures for Indemnification and Expense Advances.

            (a) Timing of Payment. All payments of Expenses (including without limitation Expense Advances) by the Companies to the Indemnitee pursuant to this Agreement shall be made, to the fullest extent permitted by law, as soon as practicable after written demand by Indemnitee therefor is presented to the Companies, but in no event later than forty-five (45) business days after such written demand by Indemnitee is presented to the Companies, except in the case of Expense Advances, which shall be made no later than twenty (20) business days after such written demand by Indemnitee is presented to the Companies.

            (b) Notice/Cooperation by Indemnitee. Indemnitee shall, as a condition precedent to Indemnitee's right to be indemnified or Indemnitee's right to receive Expense Advances under this Agreement, give the Companies notice in writing as soon as practicable of any Claim made against Indemnitee for which indemnification will or could be sought under this Agreement. Notice to the Companies shall be directed to the Parent Company's Chief Executive Officer at the address shown on the signature page of this Agreement (or such other address as the Companies shall designate in writing to Indemnitee). In addition, Indemnitee shall give the Companies such information and cooperation as they may reasonably require and as shall be within Indemnitee's power.

            (c) No Presumptions, Burden of Proof. For purposes of this Agreement, the termination of any Claim by judgment, order, settlement (whether with or without court approval) or conviction, or upon a plea of nolo contendere, or its equivalent, shall not create a presumption that Indemnitee did not meet any particular standard of conduct or have any

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particular belief or that a court has determined that indemnification is not permitted by this Agreement or applicable law. In addition, neither the failure of any Reviewing Party to have made a determination as to whether Indemnitee has met any particular standard of conduct or had any particular belief, nor an actual determination by any Reviewing Party that Indemnitee has not met such standard of conduct or did not have such belief, prior to the commencement of legal proceedings by Indemnitee to secure a judicial determination that Indemnitee should be indemnified under this Agreement or applicable law, shall be a defense to Indemnitee's claim or create a presumption that Indemnitee has not met any particular standard of conduct or did not have any particular belief In connection with any determination by any Reviewing Party or otherwise as to whether the Indemnitee is entitled to be indemnified hereunder, the burden of proof shall be on the Companies to establish that Indemnitee is not so entitled.

            (d) Notice to Insurers. If, at the time of the receipt by the Companies of a notice of a Claim pursuant to Section 4(b) hereof, the Companies have or the Parent Company has liability insurance in effect which may cover such Claim, the Companies shall give prompt notice of the commencement of such Claim to the insurers in accordance with the procedures set forth in the respective policies. The Companies shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of the Indemnitee, all amounts payable as a result of such Claim in accordance with the terms of such policies.

            (e) Selection of Counsel. In the event the Companies shall be obligated hereunder to provide indemnification for or make any Expense Advances with respect to the Expenses of any Claim, the Companies, if appropriate, shall be entitled to assume the defense of such Claim with counsel approved by Indemnitee (which approval shall not be unreasonably withheld) upon the delivery to Indemnitee of written notice of the Companies' election to do so. After delivery of such notice, approval of such counsel by Indemnitee and the retention of such counsel by the Companies, the Companies will not be liable to Indemnitee under this Agreement for any fees or expenses of separate counsel subsequently employed by or on behalf of Indemnitee with respect to the same Claim; provided that, (i) Indemnitee shall have the right to employ Indemnitee's separate counsel in any such Claim at Indemnitee's expense and (ii) if (A) the employment of separate counsel by Indemnitee has been previously authorized by the Companies, (B) Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Companies and Indemnitee in the conduct of any such defense, or (C) the Companies shall not continue to retain such counsel to defend such Claim, then the fees and expenses of Indemnitee's separate counsel shall be Expenses for which Indemnitee may receive indemnification or Expense Advances hereunder.

      5. Additional Indemnification Rights, Nonexclusivity.

            (a) Scope. The Companies hereby agree, jointly and severally, to indemnify the Indemnitee to the fullest extent permitted by California law, notwithstanding that such indemnification is not specifically authorized by the other provisions of this Agreement, the Companies' Charter Documents or by statute. In the event of any change after the date of this Agreement in any applicable law, statute or rule which expands the right of a California corporation or a Philippines corporation to indemnify a member of its, or a related entities', board of directors or an officer, employee, agent or fiduciary, it is the intent of the parties hereto that Indemnitee shall enjoy by this Agreement the greater benefits afforded by such change. In

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the event of any change in any applicable law, statute or rule which narrows the right of a California corporation or a Philippines corporation to indemnify a member of its, or a related entities', board of directors or an officer, employee, agent or fiduciary, such change, to the extent not otherwise required by such law, statute or rule to be applied to this Agreement, shall have no effect on this Agreement or the parties' rights and obligations hereunder except as set forth in Section 10(a) hereof.

            (b) Nonexclusivity. The indemnification and the payment of Expense Advances provided by this Agreement shall be in addition to any rights to which Indemnitee may be entitled under the Companies' Charter Documents, any other agreement, any vote of stockholders or disinterested directors, the General Corporation Law of the State of California, the laws of the Philippines, or otherwise. The indemnification and the payment of Expense Advances provided under this Agreement shall continue as to Indemnitee for any action taken or not taken while serving in an indemnified capacity even though subsequent thereto Indemnitee may have ceased to serve in such capacity.

      6. No Duplication of Payments. The Companies shall not be liable under this Agreement to make any payment in connection with any Claim made against Indemnitee to the extent Indemnitee has otherwise actually received payment (under any insurance policy, provision of the Companies' Charter Documents or otherwise) of the amounts otherwise payable hereunder.

      7. Partial Indemnification. If Indemnitee is entitled under any provision of this Agreement to indemnification by the Companies for some or a portion of Expenses incurred in connection with any Claim, but not, however, for all of the total amount thereof, the Companies shall nevertheless, jointly and severally, indemnify Indemnitee for the portion of such Expenses to which Indemnitee is entitled.

      8. Mutual Acknowledgment. Both the Companies and Indemnitee acknowledge that in certain instances, applicable law or public policy may prohibit the Companies from indemnifying its directors, officers, employees, agents or fiduciaries under this Agreement or otherwise. Indemnitee understands and acknowledges that the Parent Company has undertaken or may be required in the future to undertake with the United States Securities and Exchange Commission to submit the question of indemnification to a court in certain circumstances for a determination of the Companies' right under public policy to indemnify Indemnitee.

      9. Liability Insurance. To the extent the Companies or the Parent Company maintains liability insurance applicable to directors, officers, employees, agents or fiduciaries, Indemnitee shall be covered by such policies in such a manner as to provide Indemnitee the same rights and benefits as are provided to the most favorably insured of the Parent Company's directors, if Indemnitee is a director; or of the Parent Company's officers, if Indemnitee is not a director of the Parent Company but is an officer; or of the Parent Company's key employees, agents or fiduciaries, if Indemnitee is not an officer or director but is a key employee, agent or fiduciary.

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      10. Exceptions. Notwithstanding any other provision of this Agreement, the
Companies shall not be obligated pursuant to the terms of this Agreement:

            (a) Excluded Action or Omissions. To indemnify Indemnitee for Expenses resulting from acts, omissions or transactions for which Indemnitee is prohibited from receiving indemnification under this Agreement or applicable law or public policy; provided, however, that notwithstanding any limitation set forth in this Section 10(a) regarding the Companies' obligations to provide indemnification, Indemnitee shall be entitled under Section 3 to receive Expense Advances hereunder with respect to any such Claim unless and until a court having jurisdiction over the Claim shall have made a final judicial determination (as to which all rights of appeal therefrom have been exhausted or lapsed) that Indemnitee has engaged in acts, omissions or transactions for which Indemnitee is prohibited from receiving indemnification under this Agreement or applicable law.

            (b) Claims Initiated by Indemnitee. To indemnify or make Expense Advances to Indemnitee with respect to Claims initiated or brought voluntarily by Indemnitee and not by way of defense, counterclaim or crossclaim, except (i) with respect to actions or proceedings brought to establish or enforce a right to indemnification under this Agreement or any other agreement or insurance policy or under the Companies' Charter Documents now or hereafter in effect relating to Claims for Covered Events, (ii) in specific cases if the Board of Directors has previously approved in writing the initiation or bringing of such Claim, or (iii) as otherwise required under Section 317 of the California General Corporation Law, regardless of whether Indemnitee ultimately is determined to be entitled to such indemnification or insurance recovery, as the case may be.

            (c) Lack of Good Faith. To indemnify Indemnitee for any Expenses incurred by the Indemnitee with respect to any action instituted (i) by Indemnitee to enforce or interpret this Agreement, if a court having jurisdiction over such action determines as provided in Section 13 that each of the material assertions made by the Indemnitee as a basis for such action was not made in good faith or was frivolous, or (ii) by or in the name of the Company or Companies to enforce or interpret this Agreement, if a court having jurisdiction over such action determines as provided in Section 13 that each of the material defenses asserted by Indemnitee in such action was made in bad faith or was frivolous.

            (d) Claims Under Section 16(b). To indemnify Indemnitee for expenses and the payment of profits arising from the purchase and sale by Indemnitee of securities in violation of Section 16(b) of the Exchange Act or any similar successor statute.

      11. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall constitute an original.

      12. Binding Effect, Successors and Assign. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors, assigns (including any direct or indirect successor by purchase, merger, consolidation or otherwise to all, or substantially all of the business or assets of the Companies), spouses, heirs and personal and legal representatives. The Companies shall require and cause any successor (whether direct or indirect, and whether by purchase, merger, consolidation or otherwise) to all,

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or substantially all, of the business or assets of the Companies, by written agreement in form and substance satisfactory to Indemnitee, expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Companies would be required to perform if no such succession had taken place. This Agreement shall continue in effect regardless of whether Indemnitee continues to serve as a director, officer, employee, agent or fiduciary (as applicable) of the Parent Company or of any other enterprise at the Parent Company's request.

      13. Expenses Incurred in Action Relating to Enforcement or Interpretation. In the event that any action is instituted by Indemnitee under this Agreement or under any liability insurance policies maintained by the Companies or Parent Company to enforce or interpret any of the terms hereof or thereof, Indemnitee shall be entitled to be indemnified for all Expenses incurred by Indemnitee with respect to such action (including without limitation attorneys' fees), regardless of whether Indemnitee is ultimately successful in such action, unless as a part of such action a court having jurisdiction over such action makes a final judicial determination (as to which all rights of appeal therefrom have been exhausted or lapsed) that each of the material assertions made by Indemnitee as a basis for such action was not made in good faith or was frivolous; provided, however, that until such final judicial determination is made, Indemnitee shall be entitled under Section 3 to receive payment of Expense Advances hereunder with respect to such action. In the event of an action instituted by or in the name of the Parent Company or Companies under this Agreement to enforce or interpret any of the terms of this Agreement, Indemnitee shall be entitled to be indemnified for all Expenses incurred by Indemnitee in defense of such action (including without limitation costs and expenses incurred with respect to Indemnitee's counterclaims and cross-claims made in such action), unless as a part of such action a court having jurisdiction over such action makes a final judicial determination (as to which all rights of appeal therefrom have been exhausted or lapsed) that each of the material defenses asserted by Indemnitee in such action was made in bad faith or was frivolous; provided, however, that until such final judicial determination is made, Indemnitee shall be entitled under Section 3 to receive payment of Expense Advances hereunder with respect to such action.

      14. Notice. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed duly given (i) if delivered by hand and signed for by the party addressed, on the date of such delivery, or (ii) if mailed by international courier certified or registered mail with postage prepaid, on the third business day after the date postmarked. Addresses for notice to either party are as shown on the signature page of this Agreement, or as subsequently modified by written notice.

      15. Consent to Jurisdiction. The Companies and Indemnitee each hereby irrevocably consent to the jurisdiction of the courts of the State of California for all purposes in connection with any action or proceeding which arises out of or relates to this Agreement.

      16. Severability. The provisions of this Agreement shall be severable in the event that any of the provisions hereof (including any provision within a single section, paragraph or sentence) are held by a court of competent jurisdiction to be invalid, void or otherwise unenforceable, and the remaining provisions shall remain enforceable to the fullest extent permitted by law. Furthermore, to the fullest extent possible, the provisions of this Agreement (including, without limitation, each portion of this Agreement containing any provision held to be invalid, void or otherwise unenforceable, that is not itself invalid, void or unenforceable) shall

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be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable. Moreover, the Companies and the Indemnitee expressly acknowledge and agree that in the event a court of competent jurisdiction determines that this Agreement is null and void with respect to either of the Companies, the Agreement shall remain binding as to the remaining Company.

      17. Choice of Law. This Agreement, and all rights, remedies, liabilities, powers and duties of the parties to this Agreement, shall be governed by and construed in accordance with the laws of the State of California without regard to principles of conflicts of laws.

      18. Subrogation. In the event of payment under this Agreement, the Companies shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all documents required and shall do all acts that may be necessary to secure such rights and to enable the Companies effectively to bring suit to enforce such rights.

      19. Amendment and Termination. No amendment, modification, termination or cancellation of this Agreement shall be effective unless it is in writing signed by all parties hereto. No waiver of any of the provisions of this Agreement shall be deemed to be or shall constitute a waiver of any other provisions hereof (whether or not similar), nor shall such waiver constitute a continuing waiver.

      20. Integration and Entire Agreement. This Agreement sets forth the entire understanding between the parties hereto and supersedes and merges all previous written and oral negotiations, commitments, understandings and agreements relating to the subject matter hereof between the parties hereto. The parties to this Agreement acknowledge and agree that this Section 20 does not refer to or preclude any agreement relating to indemnification that may be entered between the Indemnitee and the Parent Company.

      21. No Construction as Employment Agreement. Nothing contained in this Agreement shall be construed as giving Indemnitee any right to be retained in the employ, or to continue to serve on the board of directors or in any other capacity of the Parent Company or any of its subsidiaries or affiliated entities.

                            (SIGNATURE PAGE FOLLOWS)

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      IN WITNESS WHEREOF, the parties hereto have executed this Indemnification
Agreement as of the date first above written.

VIKO TECHNOLOGY, INC.        AUTOMATED TECHNOLOGY (PHIL.) INC

By                           By
  _______________________      __________________________

Name:                        Name:
     ____________________         __________________________

Title:                       Title:
      ___________________          __________________________

Address:                     Address:

1605A MABURY RD.             LIGHT INDUSTRY & SCIENCE PARK OF THE PHIL.
SAN JOSE, CALIFORNIA 95133   CABUYAO, LAGUNA
(408) 923-7300

                             AGREED TO AND ACCEPTED

                             INDEMNITEE:

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                            (signature)

                             ___________________________________________________
                            (print name)

                             Address:
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